ii     Investment Commentary

Legg Mason Opportunity Trust

Opportunity Trust’s total returns for the period ended March 31, 2007 are shown below with the total returns of several comparable indices. In addition, we have provided one, three, five-year and since-inception total returns for the periods ended March, 31, 2007.

Average Annual Total Returns Through March 31, 2007
	Three Months	One Year	Three Years	Five Years	Since InceptionA
Opportunity Trust
Primary Class	+3.70%	+6.63%	+11.25%	+13.61%	+10.26%
Class R	+3.84%	N/A	N/A	N/A	+3.36%
Financial Intermediary Class	+3.89%	+7.34%	+12.05%	N/A	+11.87%
Institutional Class	+3.95%	+7.72%	+12.42%	+14.79%	+11.46%
Dow Jones Industrial AverageB	–0.28%	+13.77%	+8.53%	+5.88%	+3.13%
Lipper Diversified Equity FundsC	+2.13%	+7.78%	+10.17%	+7.23%	+3.55%
NASDAQ Composite IndexD	+0.44%	+4.23%	+7.45%	+6.22%	–6.44%
S&P 500 Stock Composite IndexE	+0.64%	+11.83%	+10.06%	+6.27%	+1.18%
Value Line IndexF	+3.01%	+5.53%	+7.76%	+4.51%	+1.25%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for Class R, Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The expense ratio for the Primary Class, Class R, Financial Intermediary Class and Institutional Class is 2.31%, 1.75%, 1.60%, and 1.26%, respectively. The expense ratio represents the Fund’s total annual operating expenses for each share class as indicated in the Fund’s prospectus dated May 1, 2007. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

The Fund’s Board of Directors has currently limited payments of 12b-1 fees under the Fund’s Class R and Financial Intermediary Class Distribution Plans to 0.50% and 0.25%, respectively. Pursuant to each Distribution Plan, the Board of Directors may authorize payment of up to 0.75% and 0.40% of the Fund’s Class R and Financial Intermediary Class shares average net assets, respectively without shareholder approval.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary    iii

The Fund had a solid quarter, with Primary Class shares rising 3.7%, compared to a gain of 0.6% for the S&P 500 Index, and 2.1% for a broad spectrum of diversified stock funds. Of course, we do not manage quarter-to-quarter, or even year-to-year, so such short-term performance measures are mostly meaningless.

Over a somewhat more meaningful period, the 6-plus years since the Fund started, we are up on average 10.3% per year, compared to an average annual return of 1.2% for the S&P 500, and a dismal –6.4% per year for the NASDAQ. This was not due to some special insight into what was going to perform well; it was mostly due to just avoiding the overpriced tech, telecom, and mega-cap stocks that were so beloved at the end of 1999 when we got started. The average stock in the market was reasonably priced back then, even as a narrow but important part of the market was dramatically overpriced, so it only took an ability to avoid the consensus view to make a decent return.

The situation today is more complicated. Stocks are cheap in relation to bonds, in my opinion, and U.S. stocks, especially the U.S. mega-caps that were so expensive in 1999, appear particularly attractive on a long-term basis. The popular winners of today remain, as they have for several years: energy, materials, commodity-related companies, China, India, emerging markets, and non-U.S. generally. In the first quarter, materials was the best sector, but anything hard asset or infrastructure related did pretty well.

We benefited particularly from our large holdings in steel stocks, which rose over 30% in the quarter. Our also large homebuilder position, on the other hand, declined by about the same percentage. You may be surprised (but you should not be) that we are more cautious near-term on our steel position, but increasingly optimistic about the builders.

The news flow on steel is great, and will likely get even better in the second quarter, as margins expand due to the pricing umbrella provided to the integrated companies such as United States Steel Corp., by the increase in scrap prices and the resultant price increases instituted by market leader Nucor.

The news flow on builders is terrible, what with the subprime collapse, foreclosures soaring, home prices falling, and the companies mostly losing money. No housing bubble now! But the builders trade around book value, and some, like our holdings Beazer Homes USA Inc. and Meritage Homes Corp., well below book value. Buying builders around book value or below has historically been a prescription for excess returns for anyone willing to look out a couple of years. But whenever they reach book value, investors don’t want them because they are looking out the next few months or so, and are fearful of what new bad news may occur.

In general, you should expect us to be selling what people like, and buying what they hate. This is not done naively, it is just that mostly what people like is expensive, and what they don’t like is cheap, and buying the cheap asset and selling the expensive one seems logical, except when you actually do it.

One of the new things we have been doing, which may seem at odds with that, is some private equity deals. We bought a position in a fund called AP Alternative Assets, a funding vehicle created by Apollo, one of the largest and most accomplished private equity firms. Since the investment, Apollo has given us the opportunity to invest alongside them in some of their deals. You will hear more about these investments in future letters.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv    Investment Commentary

A variant of this strategy was our investment in Exide Technologies, which makes car batteries. We agreed to backstop a rights offering for Exide in conjunction with another investor we have known for decades. The company had been hurt by the great commodity boom (we were going to say bubble but . . .) and was highly leveraged. This infusion of equity allows them to continue to pursue a long-range strategy of value creation without worrying about near-term liquidity. The stock doubled in the first quarter.

Our strong near and long-term results have led to significant growth in our assets due to new inflows of cash. While I am gratified that investors wish to give us money, I am well aware that our inflows are due to near-term results, and little else. Fortunately, our broad mandate and investment flexibility means we can handle substantially more assets than we currently manage, with little effect on our results, in my opinion.

It is important, though, for all shareholders to understand that we manage money on a long-term basis, that we are patient, contrarian investors, who believe controversy and complication often create opportunities. We will typically be buying what others tell you is fraught with risk, and we will definitely throw good money after bad by buying more if the prices go lower (in almost every instance). One of our core motivating beliefs is that people are too risk-averse, that they flee perceived risk, which is different from real risk, and that what appears most risky usually isn’t, and what appears safe may be just the opposite. Just so you know.

As always, we appreciate your support and welcome your comments.

Bill Miller

April 30, 2007

DJIA: 13,062.91

A

The Fund’s Primary Class inception date is December 30,1999. The Class R’s inception date is December 28, 2006. The Financial Intermediary Class inception date is February 13, 2004. The Institutional Class inception date is June 26, 2000. Index returns are for periods beginning December 31, 1999.

B

Dow Jones Industrial Average — A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting dividends on a monthly basis. Although it is not possible to invest in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

C

Lipper Diversified Equity Funds — Average of all large-, multi-, mid-, and small-cap funds and the Specialty Equity Funds (S&P 500 Index, Equity Income, and Specialty Diversified Equity funds) as classified by Lipper.

D

NASDAQ Composite Index — A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

E	S&P 500 Composite Index — A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.
F

Value Line Index — Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

N/A = Not applicable.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary    v

Investment risks: Investment in shares of this fund is more volatile and risky than some other forms of investment. Investments in securities that involve special circumstances may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns. The Fund may suffer significant losses on assets that the Fund sells short. Unlike the possible loss on a security that is purchased there is no limit on the amount of loss on a depreciating security that is sold short. This Fund can invest in debt securities, which can be subject to interest rate, credit, and inflation risk. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

As a “non diversified” fund, an investment in the Fund will entail greater price risk than an investment in a diversified fund because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund’s portfolio. International investments are subject to currency fluctuation, social, economic and political risks. Smaller companies may involve higher risk than a fund that invests in larger, more established companies.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Opportunity Trust, and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Legg Mason Opportunity Trust or Legg Mason Investor Services, LLC as to its accuracy or completeness.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders

Quarterly Report to Shareholders    1

To Our Shareholders,

We are pleased to provide you with Legg Mason Opportunity Trust’s report for the quarter ended March 31, 2007.

Total returns for various periods ended March 31, 2007 are:

Total Returns
	3 Months	1 Year
Opportunity Trust
Primary Class	+3.70%	+6.63%
Class R	+3.84%	N/A
Financial Intermediary Class	+3.89%	+7.34%
Institutional Class	+3.95%	+7.72%
Dow Jones Industrial AverageA	–0.28%	+13.77%
S&P 500 Stock Composite IndexB	+0.64%	+11.83%
Value Line IndexC	+3.01%	+5.53%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for Class R, Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in this report, please contact your financial advisor.

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment.

A

A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B	A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.
C	Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

N/A — Not applicable.

2    Quarterly Report to Shareholders

Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting
President

April 27, 2007

Quarterly Report to Shareholders    3

Performance Information

Legg Mason Opportunity Trust

The graphs on the following pages compare the Fund’s total returns to the S&P 500 Stock Composite Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and a $1,000,000 investment in the Financial Intermediary and Institutional Classes for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing the index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Due to the limited operating history of Class R, a performance graph is not presented. Class R, which began operations on December 28, 2006 had a total return of 3.36% for the period ended March 31, 2007.

4    Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended March 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+6.63%	+6.63%
Five Years	+89.28%	+13.61%
Life of Class*	+103.06%	+10.26%
* Inception date: December 30, 1999

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning December 31, 1999.

Quarterly Report to Shareholders    5

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended March 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+7.34%	+7.34%
Life of Class*	+42.05%	+11.87%
* Inception date: February 13, 2004

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning January 31, 2004.

6    Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended March 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+7.72%	+7.72%
Five Years	+99.27%	+14.79%
Life of Class*	+108.25%	+11.46%
* Inception date: June 26, 2000

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

C	Index returns are for periods beginning June 30, 2000.

Quarterly Report to Shareholders    7

Sector DiversificationD

March 31, 2007 (Unaudited)

	% of Net Assets		% of Net Assets
Consumer Discretionary	29.5%	Utilities	2.3%
Consumer Staples	0.9	Corporate and Other Bonds	1.2
Energy	0.2	Options Purchased	1.3
Financials	3.0	Short-Term Investments	3.0

Health Care	3.4	Total Investment Portfolio	105.1
Industrials	11.4	Other Assets Less Liabilities	(5.1)

Information Technology	10.4		100.0%

Limited Partnerships	4.0
Materials	20.0
Telecommunications Services	14.5

Top Ten Holdings (as of March 31, 2007)

Securities	% of Net Assets
United States Steel Corp.	8.1%
NII Holdings Inc.	6.8%
Level 3 Communications Inc.	5.6%
Arcelor Mittal	5.5%
Amazon.com Inc.	5.2%
Tyco International Ltd.	4.8%
Cleveland-Cliffs Inc.	3.7%
IAC/InterActiveCorp	3.6%
AK Steel Holding Corp.	2.7%
AMR Corp.	2.7%

D	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

8    Quarterly Report to Shareholders

Performance Information — Continued

Selected Portfolio PerformanceE

Strongest performers for the quarter ended March 31, 2007F
1. Exide Technologies	+100.0%
2. AK Steel Holding Corp.	+38.4%
3. United States Steel Corp.	+35.9%
4. Cleveland-Cliffs Inc.	+32.4%
5. Arcelor Mittal, Class A	+26.1%
6. Career Education Corp.	+23.1%
7. Yahoo! Inc.	+22.5%
8. SINA Corp.	+17.1%
9. NII Holdings Inc.	+15.1%
10. Fairfax Financial Holdings Ltd.	+15.0%

Weakest performers for the quarter ended March 31, 2007F
1. Beazer Homes USA Inc.	–38.1%
2. Meritage Homes Corp.	–32.7%
3. Convera Corp.	–31.6%
4. Centex Corp.	–25.7%
5. Sepracor Inc.	–24.3%
6. The Ryland Group Inc.	–22.6%
7. Pulte Homes Inc.	–20.0%
8. Lennar Corp.	–19.3%
9. US Airways Group Inc.	–15.5%
10. MannKind Corp.	–13.3%

Portfolio Changes

Securities added during the quarter	Securities sold during the quarter
Alcatel-Lucent – ADR	Fieldstone Investment Corp.
Arience Capital Offshore Intermediate Plan Fund, Ltd.	Lear Corp.
General Motors Corp.	Level 3 Communications Inc., 11.500%, 3/1/10
KB HOME	VeriSign Inc.
Lane Five Capital Partners
Spot Runner Inc. LP
Trinity Industries Inc.
UAL Corp.

E	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
F	Securities held for the entire quarter, does not include option positions.

Quarterly Report to Shareholders    9

Portfolio of Investments

Legg Mason Opportunity Trust

March 31, 2007 (Unaudited)

(Amounts in Thousands)

	Shares/Par	Value
Common Stocks and Equity Interests — 99.6%

Consumer Discretionary — 29.5%
Auto Components — 1.0%
Exide Technologies	8,452	$73,536	A,B

Automobiles — 1.3%
General Motors Corp.	3,200	98,048

Diversified Consumer Services — 1.8%
Career Education Corp.	4,377	133,485	B

Hotels, Restaurants and Leisure — 1.0%
Pinnacle Entertainment Inc.	2,400	69,768	B

Household Durables — 8.2%
Beazer Homes USA Inc.	2,900	84,187	A
Centex Corp.	2,000	83,560
Jarden Corp.	904	34,641	B
KB HOME	100	4,267
Lennar Corp.	2,300	97,083
Meritage Homes Corp.	1,200	38,544	B
Pulte Homes Inc.	3,800	100,548
The Ryland Group Inc.	3,800	160,322	A

		603,152

Internet and Catalog Retail — 13.3%
Amazon.com Inc.	9,597	381,852	B,C
Expedia Inc.	7,000	162,260	B
IAC/InterActiveCorp	7,000	263,970	B,C
NetFlix Inc.	7,500	173,925	A,B

		982,007

Leisure Equipment and Products — 1.4%
Eastman Kodak Co.	4,500	101,520

Media — 1.5%
XM Satellite Radio Holdings Inc.	8,632	111,523	B

10    Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Opportunity Trust — Continued

	Shares/Par	Value
Consumer Staples — 0.9%
Beverages — 0.9%
Cott Corp.	4,800	$64,224	A,B

Energy — 0.2%
Oil, Gas and Consumable Fuels — 0.2%
Syntroleum Corp.	4,202	13,110	A,B

Financials — 3.0%
Capital Markets — 1.3%
TD Ameritrade Holding Corp.	6,251	93,016	B

Consumer Finance — 0.8%
AmeriCredit Corp.	2,735	62,518	B

Insurance — 0.6%
Fairfax Financial Holdings Ltd.	194	43,501

Real Estate Management and Development — 0.3%
HouseValues Inc.	4,902	24,804	A,B

Health Care — 3.4%
Biotechnology — 1.8%
Amylin Pharmaceuticals Inc.	1,000	37,360	B
MannKind Corp.	6,842	97,836	A,B

		135,196

Pharmaceuticals — 1.6%
Sepracor Inc.	2,500	116,575	B

Industrials — 11.4%
Airlines — 4.3%
AMR Corp.	6,500	197,925	B
UAL Corp.	300	11,451	B
US Airways Group Inc.	2,300	104,604	B

		313,980

Quarterly Report to Shareholders    11

	Shares/Par	Value
Industrials — Continued
Construction and Engineering — 1.9%
Foster Wheeler Ltd.	2,400	$140,136	B

Industrial Conglomerates — 4.5%
Tyco International Ltd.	10,500	331,275

Machinery — 0.7%
Trinity Industries Inc.	1,283	53,775

Information Technology — 10.4%
Communications Equipment — 0.3%
Alcatel-Lucent — ADR	2,000	23,640

Internet Software and Services — 5.5%
Netease.com — ADR	6,800	120,632	B
SINA Corp.	2,100	70,581	B
Spot Runner Inc.	6,867	32,000	D,E
Yahoo! Inc.	5,700	178,353	B

		401,566

IT Services — 0.6%
BearingPoint Inc.	6,000	45,960	B

Software — 4.0%
CA Inc.	3,500	90,685
Convera Corp.	5,556	17,445	A,B
Red Hat Inc.	7,960	182,518	B

		290,648

Limited Partnerships — 4.0%
AP Alternative Assets LP	3,750	75,000	F
Arience Capital Offshore Intermediate Plan Fund, Ltd.	500	2,607	F
Arience Capital Partners I LP, Class C	49,719	89,604	F
Aston Capital Partners LP	25,000	29,522	F
Lane Five Capital Partners	25,000	23,813	F
Nomad Investment Co. LP	25,000	27,273	F
Omega Capital Partners LP	30,000	48,693	F

		296,512

12    Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Opportunity Trust — Continued

	Shares/Par	Value
Materials — 20.0%
Metals and Mining — 20.0%
AK Steel Holding Corp.	8,500	$198,815	A,B
Arcelor Mittal, Class A	7,700	407,253
Cleveland-Cliffs Inc.	4,300	275,243	A
United States Steel Corp.	6,000	595,020	A

		1,476,331

Telecommunication Services — 14.5%
Diversified Telecommunication Services — 5.6%
Level 3 Communications Inc.	67,677	412,830	B

Wireless Telecommunication Services — 8.9%
NII Holdings Inc.	6,420	476,266	B
Sprint Nextel Corp.	9,500	180,120

		656,386

Utilities — 2.3%
Independent Power Producers and Energy Traders — 2.3%
The AES Corp.	8,000	172,160	B

Total Common Stocks and Equity Interests
(Cost — $ 5,137,512)		7,341,182

Corporate Bonds and Notes — 1.2%
General Motors Corp., 8.375%, due 7/15/33
(Cost — $71,444)	100,000	89,750

Quarterly Report to Shareholders    13

	Shares/Par		Value
Options Purchased — 1.3%
American International Group Inc. Call, January 2008,
Strike Price $ 60.00	1,500,000	G	$14,850
Citigroup Inc. Call, January 2008,
Strike Price $ 40.00	2,000,000	G	24,060
Dell Inc. Call, January 2008,
Strike Price $ 30.00	1,500,000	G	825
Eastman Kodak Co. Call, January 2008,
Strike Price $ 25.00	2,377,000	G	3,209
Eastman Kodak Co. Call, January 2008,
Strike Price $ 35.00	1,500,000	G	75
General Electric Co. Call, January 2008,
Strike Price $ 30.00	2,000,000	G	12,800
Hewlett Packard Co. Call, January 2008,
Strike Price $ 30.00	1,500,000	G	17,250
JP Morgan Chase and Company Call, January 2008,
Strike Price $ 40.00	1,500,000	G	14,550
Symantec Corp. Call, January 2008,
Strike Price $ 15.00	1,500,000	G	5,250
Time Warner Inc. Call, January 2008,
Strike Price $ 15.00	1,000,000	G	5,200

Total Options Purchased (Cost — $ 105,069)			98,069

14    Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Opportunity Trust — Continued

	Shares/Par	Value
Repurchase Agreements — 3.0%
Bank of America
5.30% dated 3/30/07, to be repurchased at $108,569 on 4/2/07 (Collateral: $114,040 Freddie Mac Discount Notes, 0.00%, due 10/26/07, value $110,687)	$108,521	$108,521
Goldman Sachs Group Inc.
5.30% dated 3/30/07, to be repurchased at $108,569 on 4/2/07 (Collateral: $113,861 Fannie Mae Notes, 5.00%, due 5/1/36, value $110,955)	108,521	108,521

Total Repurchase Agreements (Cost — $217,042)		217,042

Total Investments — 105.1% (Cost — $5,531,067)		7,746,043
Other Assets Less Liabilities — (5.1)%		(376,086)

Net Assets — 100.0%		$7,369,957

Net Asset Value Per Shares
Primary Class		$19.64

Class R		$20.02

Financial Intermediary Class		$20.03

Institutional Class		$20.25

A

As defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At March 31, 2007, the total market value of Affiliated Companies was $1,778,467, and the cost was $1,144,186.

B	Non-income producing.
C	All or a portion of this security is pledged as collateral for securities sold short. As of March 31, 2007, the total market value of pledged securities was $645,822.
D	Privately placed securities.
E	Illiquid security valued at fair value under the procedures approved by the Board of Directors.
F

Investment in a limited partnership organized under the laws of the State of Delaware except for AP Alternative Assets, L.P. which is organized under the laws of Guernsey, Channel Islands. Each investment is subject to withdrawal restrictions under its partnership agreement, and is illiquid and valued at fair value under procedures approved by the Board of Directors.

	Acquisition Date	Cost	Value
AP Alternative Assets, L.P.	June 2006	$75,000	$75,000
Arience Capital Partners I LP, Class C	February 2007	49,719	89,604
Arience Capital Offshore Intermediate	March 2003
Plan Fund, Ltd.		500	2,607
Aston Capital Partners, L.P.	November 2005/December 2005	25,000	29,522
Lane Five Capital Partners	January 2007	25,000	23,813
Nomad Investment Co., L.P.	October 2006	25,000	27,273
Omega Capital Partners, L.P.	June 2002/August 2004/February 2006	30,000	48,693

G	Par represents actual number of contracts.

ADR — American Depository Receipt

Quarterly Report to Shareholders    15

Schedule Of Securities Sold Short

Legg Mason Opportunity Trust

March 31, 2007 (Unaudited)

(Amounts in Thousands)

	Shares/Par	Value

Common Stocks and Equity Interests Sold Short — (5.4)%
Energy — (5.4)%
Energy Select Sector SPDR Fund	$(3,000)	$(180,750)
Oil Service HOLDRs Trust	(1,500)	(218,580)

Total Common Stocks and Equity Interests Sold Short
(Proceeds — $396,831)		$(399,330)

Fund Information

Investment Manager

LMM, LLC

Baltimore, MD

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds American Leading Companies Trust Classic Valuation Fund Growth Trust Special Investment Trust U.S. Small-Capitalization Value Trust Value Trust	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

Specialty Funds Opportunity Trust	The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Global Funds Emerging Markets Trust Global Income Trust International Equity Trust	Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Fund’s website at www.leggmason.com/funds/about/aboutlmf.asp#results.
Taxable Bond Funds Core Bond Fund Investment Grade Income Portfolio Limited Duration Bond Portfolio

Tax-Free Bond Funds Maryland Tax-Free Income Trust	The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services—Institutional
For Primary Class Shareholders	For R, FI and I Class Shareholders
c/o BFDS, P.O. Box 55214	c/o BFDS, P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmasonfunds.com	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor
A Legg Mason, Inc. subsidiary